number
1234567

Xxx-1234567
                Not valid unless countersigned by transfer agent
                 incorporated under the laws of the country of
                                     NEVADA

                  Authorized common stock: 500,000,000 shares
                                PAR VALUE $0.001
shares
99,999

CUSIP NO. xxxxxxxxxx

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT THAT IS THEN APPLICABLE TO THE SHARES, AS TO WHICH A PRIOR OPINION OF COUNSEL MAY BE REQUIRED BY THE ISSUER OR THE TRANSFER AGENT.

THIS CERTIFIES THAT Shareholder Name IS THE RECORD HOLDER OF *NINETY-NINE THOUSAND NINE HUNDRED NINETY NINE*

Shares of           ColorStars Group                     Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney properly endorsed. This Certificate is not valid until countersigned by the Transfer

Witness the facsimile signatures of its duly authorized officers.

Date   February 6, 2007                  Bay City Transfer
                                         Agency & Registrar Inc.

                                         by_________________________________
                                         COUNTERSIGNED & REGISTERED
SECRETARY
DIRECTOR
TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants
         in common

UNIF GIFT MIN ACT - _______ Custodian________
                        (Cust)                      (Minor)
                    under Uniform Gifts to Minors
                    Act_____________________
                                       (State)

Additional abbreviations may also be used though not in the above list. For Value Received, _____________ hereby sell, assign and transfer PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated ________________________


X_____________________________________________________________________
(RECORD HOLDER SIGNATURE)

NOTICE

: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR,

WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. NOTICE OF SIGNATURE
GUARANTEE:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A BANK (OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY. THE GUARANTEEING FIRM

MUST BE A MEMBER OF THE "MEDALLION GUARANTEE PROGRAM".

TRANSFER FEE WILL APPLY

***FOR MEDALLION GUARANTEE USE ONLY***